Sensata Technologies Announces Commencement of Consent Solicitations of Sensata Technologies B.V.’s 4.875% Senior Notes due 2023, 5.625% Senior Notes due 2024 and 5.000% Senior Notes due 2025 and Sensata Technologies UK Financing Co. plc’s 6.250% Senior Notes due 2026.
HENGELO, The Netherlands, Oct. 02, 2017 – Sensata Technologies B.V. (“STBV”) and Sensata Technologies UK Financing Co. plc (“STUK,” and each of STBV and STUK, an “Issuer”), which are subsidiaries of Sensata Technologies Holding N.V. (NYSE: ST) (the “Company”), announced today that they have commenced consent solicitations (taken together, the “Consent Solicitations”) relating to, as applicable, (i) STBV’s 4.875% Senior Notes due 2023 (the “4.875% Notes”), (ii) STBV’s 5.625% Senior Notes due 2024 (the “5.625% Notes”), (iii) STBV’s 5.000% Senior Notes due 2025 (the “5.000% Notes”), and (iv) STUK’s 6.250% Senior Notes due 2026 (the “6.250% Notes”, and, together with the 4.875% Notes, 5.625% Notes and 5.000% Notes, the “Notes”). STBV and STUK, as applicable, are soliciting the consents of the requisite holders of each series of Notes as of the record date of 5:00 p.m., New York City time, on September 2, 2017 (the “Record Date”) as set forth in the solicitation documents (the “Solicitation Documents”) with respect to certain amendments (the “Proposed Amendments”) to provisions of the indentures governing the respective series of Notes (the “Indentures”). Holders of Notes will be entitled to receive the consent fee of $1.50 per $1,000 principal amount of Notes (the “Consent Fee”) with respect to their applicable series of Notes only if they validly deliver consents pursuant to the procedures set forth in the Solicitation Documents prior to 5:00 p.m., New York City time, on October 10, 2017 (the “Expiration Date”) and do not revoke such Consents. Payment of the Consent Fee with respect to a particular series of Notes is subject to the receipt of the Requisite Consents (as defined below) for such series of Notes and the satisfaction or waiver of the other conditions specified in the Solicitation Documents. Holders who deliver their consents after the Expiration Date will not receive the Consent Fee.
The primary purposes of the Proposed Amendments are (i) to amend the definition of the term “Change of Control” in each Indenture so that the Re-Domiciliation Transaction (as defined below), including the Re-Domiciliation Merger (as defined below), will not constitute a “Change of Control” under such Indenture that would otherwise require the relevant Issuer to make an offer to the holders of the relevant Notes to repurchase such Notes at 101% of the principal amount thereof plus accrued and unpaid interest, and (ii) to provide that no change in the direct or indirect ownership of the relevant Issuer by the Company (or any entity that is a successor or assign of the Company) or any of its subsidiaries will constitute a “Change of Control” under any Indenture so long as (a) the relevant Issuer remains a direct or indirect subsidiary (as defined in the relevant Indenture) of the Company (or any such successor or assign) and (b) no person or group (defined as provided in the relevant Indenture) obtains, directly or indirectly, ownership of more than 50% of the outstanding voting stock (as defined in the relevant Indenture) of the Company (or any such successor or assign).
The “Re-Domiciliation Transaction” is broadly defined in the Solicitation Documents as a series of transactions whereby the Company will merge with a newly-formed public limited company incorporated under the laws of England and Wales (“Sensata UK Newco”), with the Company being the disappearing entity and Sensata UK Newco being the surviving entity (the “Re-Domiciliation Merger”), together with the related transactions anticipated to be conducted by the Company and its subsidiaries in connection therewith. A more complete description of the Re-Domiciliation Transaction is set forth in the Company’s registration statement on Form S-4 filed with the U.S. Securities and Exchange Commission on September 29, 2017.
The implementation of the Proposed Amendments with respect to each Indenture is subject to the valid delivery of consents by holders (as of the Record Date) of Notes constituting a majority in aggregate principal amount of the Notes issued pursuant to such Indenture (with respect to each series of Notes and the related Indenture, the “Requisite Consents”) and the acceptance of the consents by the relevant Issuer, as well as the other conditions set forth in the Solicitation Documents, including the execution of supplemental indentures (with respect to the related Indenture, a “Supplemental Indenture” and together the “Supplemental Indentures”) effecting the Proposed Amendments and the consummation of the Re-Domiciliation Merger. Each Supplemental Indenture will provide that if the applicable Consent Fee specified in the Solicitation Documents with respect to any Consent Solicitation has not been paid on or prior to the earlier of (i) the date of the consummation of the Re-Domiciliation Transaction and (ii) March 29, 2018, unless such Consent Solicitation is earlier terminated or withdrawn, the provisions of the Supplemental Indentures implementing the Proposed Amendments with respect to a related Indenture will not become operative and the related Indenture shall revert to the form in effect immediately prior to the applicable date on which consents were accepted by the applicable Issuer with such reversion being retroactive as if the applicable Proposed Amendments had never become operative. The Issuers reserve the right to waive the consummation of the Re-Domiciliation Merger condition in their sole discretion at any time, including after the applicable Expiration Date or after the execution of Supplemental Indentures. The fact that the Requisite Consents are received (and not revoked) with respect to a particular series of Notes on or before the relevant expiration date will not obligate the relevant Issuer to accept any such consents, to implement the relevant Proposed Amendments with respect to the relevant Indenture, to make the Proposed Amendments operative by paying the relevant Consent Fee, or to consummate the Re-Domiciliation Merger or any other element of the Re-Domiciliation Transaction.
It is not a condition to the implementation of the Proposed Amendments with respect to any individual Indenture that the Requisite Consents are received and the Proposed Amendments are implemented with respect to any other Indenture. The Issuers may implement the Proposed Amendments separately with respect to each related Indenture without regard to whether the related Consent Solicitation is successful or is terminated with respect to any other Indenture. The Issuers may extend, abandon, terminate, amend or waive any of the conditions of the Consent Solicitations with respect to any particular series of Notes and the related Indenture(s) without affecting or proceeding similarly with respect to any other series of Notes and the related Indenture(s).
The solicitation of consents is scheduled to end at 5:00 p.m., New York City time, on October 10, 2017, unless extended or earlier terminated with respect to a particular series of Notes.
Barclays Capital Inc. and Goldman Sachs & Co. LLC are acting as the solicitation agents and D.F. King & Co., Inc. (“D.F. King”) is acting as the information and tabulation agent in connection with the Consent Solicitations. Additional information concerning the terms of the Consent Solicitations and copies of the Solicitation Documents may be obtained from D.F. King by holders (as of the Record Date) of the Notes. D.F. King may be contacted at (212) 269-5550 (banks and brokers) or (800) 967-4614 (toll free).
This press release shall not constitute a solicitation of consents with respect to any series of the Notes. The Consent Solicitations may only be made in accordance with and subject to the terms and conditions specified in the Solicitation Documents, which more fully set forth the terms and conditions of the Consent Solicitations.

Cautionary Note Regarding Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected timing of the completion of the Consent Solicitation and the Company’s intention and ability to consummate the Re-Domiciliation Transaction (including, but not limited to, the Re-Domiciliation Merger) and its expected terms, conditions and component transactions. These forward-looking statements also relate to the Company’s and its subsidiaries’ future prospects, developments, and business strategies. These forward-looking statements may be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “forecast,” “continue,” “intend,” “plan,” and similar terms or phrases, or the negative of such terminology, including references to assumptions. However, these terms are not the exclusive means of identifying such statements.
These forward-looking statements are based on the Company’s and each Issuer’s expectations and beliefs concerning future events affecting the Company and each Issuer, and are subject to risks, uncertainties and other factors relating to their operations and business environment, all of which are difficult to predict and many of which are beyond the Company’s and each Issuer’s control. Actual results, activities and events may differ materially from those matters expressed or implied by such forward-looking statements. Although the Company and each Issuer believes that its plans, intentions and expectations reflected in, or suggested by, such forward-looking statements are reasonable, they can give no assurances that any of the events anticipated by these forward-looking statements will occur or, if any of them do, what impact they will have on their results of operations and financial condition.
The following important factors could affect the Company’s intention or ability to consummate the Re-Domiciliation Transaction, the Company’s and its subsidiaries’ future performance and the liquidity and value of the Company’s securities and cause its actual results to differ materially from those expressed or implied by forward-looking statements made by the Company or on its behalf:

•	the Company’s Board of Directors may choose to postpone or abandon the Re-Domiciliation Merger at any time prior to completion, including after shareholder approval;

•
changes in U.S., Dutch or English laws, including tax laws, that could effectively preclude the Company from completing the Re-Domiciliation Merger, reduce or eliminate the benefits expected to be achieved from the Re-Domiciliation Merger, or otherwise adversely affect the Company’s and its subsidiaries’ business;

•	any negative publicity resulting from the proposed Re-Domiciliation Merger having an adverse effect on the Company’s and its subsidiaries’ business;

•	an SEC stop order or other action or any other decree, order, or injunction preventing the completion of the Re-Domiciliation Merger;

•	the extent and duration of regulatory review of the proposed Re-Domiciliation Merger;

•	the adoption of the Re-Domiciliation Merger may not be approved by the Company’s shareholders or other required third parties;

•	an inability to satisfy all of the conditions to closing of the Re-Domiciliation Merger as described in the Registration Statement;

•	an inability to realize expected benefits from the Re-Domiciliation Merger or the occurrence or difficulties in connection with the Re-Domiciliation Merger;

•	costs related to the Re-Domiciliation Merger, which could be greater than expected;

•
taxing authorities could challenge the Company’s and its subsidiaries’ historical and future tax positions or its allocation of taxable income among it and its subsidiaries, as applicable, or tax laws to which it is subject could change in a manner adverse to it;

•	changes in the Company’s and/or either Issuer’s assessment of the tax consequences of the proposed Re-Domiciliation Merger; and

•	unanticipated legal or other obstacles to the proposed Re-Domiciliation Merger.
Moreover, U.S. or foreign governments or taxing authorities may attempt to enact new statutory or regulatory provisions that could adversely affect Sensata UK Newco’s tax status as a non-U.S. corporation or otherwise adversely affect Sensata UK Newco’s anticipated global tax position following the Re-Domiciliation Merger. Retroactive actions have occurred in the past, and there can be no assurance that any such provisions, if enacted or promulgated, would not have retroactive applications to Sensata UK Newco or the Re-Domiciliation Merger.
You are cautioned not to place undue reliance on forward-looking statements contained in this document, which speak only as of the date of this Consent Solicitation Statement. Neither the Company nor either Issuer undertakes any obligation to update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise.
You should review the Registration Statement for additional discussion of the potential risks and uncertainties relating to the Re-Domiciliation Transaction and the risks and uncertainties relating to the Company’s and its subsidiaries’ operations and business environment, including but not limited to the risk factors and discussion of forward-looking statements included in the sections of the Registration Statement entitled “Cautionary Statements Regarding Forward-Looking Statements” and “Risk Factors Relating to the Merger.” You should also review the risk factors identified from time to time in the Company’s periodic filings with the SEC.
IMPORTANT NOTICES REGARDING THE RE-DOMICILIATION TRANSACTION
This press release does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any of the securities described or otherwise referred to in this press release (including, without limitation, the ordinary shares of Sensata UK Newco to be issued in the Re-Domiciliation Merger (the “New Parent Securities”)) or any of the documents incorporated by reference herein or in the Solicitation Documents.
There shall not be any sale of the securities described or otherwise referred to herein (including, without limitation, the New Parent Securities) in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration, exemption from registration or qualification under the securities laws of any such jurisdiction. The offer and sale of the securities described or otherwise referred to herein (including, without limitation, the New Parent Securities) in the United States may only be made pursuant to registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and registration or qualification under the securities laws of other applicable jurisdictions or exemptions from such laws. The Issuers have no intention to register the offer and sale of any such securities under the Securities Act or other securities laws or to conduct a public offering of such securities in the United States.
This press release does not constitute an offer of securities to the public in the United Kingdom, the Kingdom of the Netherlands, the Republic of Ireland or any other jurisdiction. Consequently, this press release is directed only at persons to whom it may lawfully be communicated (all such persons being referred to as “Relevant Persons”).  Any investment activity to which this communication relates will only be available to, and will only be engaged with, Relevant Persons.  Any person who is not a Relevant Person should not act or rely on this press release or any of its contents.
Investors Contact:
Joshua Young, joshua.young@sensata.com